EXHIBIT 99


                            CERTIFICATION PURSUANT TO


                             18 U.S.C. SECTION 1350



                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





           In connection with the Annual Report of Image Technology Laboratories, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 28, 2003 (the "Report"), I, David Ryon, Chief Executive Office and Principal Accounting Officer of the Company hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








                                           /S/ DAVID RYON
                                           --------------
                                           David Ryon

                                           Chief Executive Officer and
                                           Principal Accounting Officer
                                           Image Technology Laboratories, Inc.


           March 28, 2003
           Kingston, New York

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